Note 8 - Revenue Concentration	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
Revenue Concentration

We are an education technology company that tailor-makes electronic lessons and courses in an easily accessible, interactive bundle.  In 2011 and in 2010 we had three major customers/engagements through six months.

Customers	2011 Revenue	%	2010 Revenue	%
Customer 1	$168,465	63.9%	$128,353	61.3%
Customer 2	53,735	20.4	40,854	19.5
Customer 3	30,885	11.7	23,085	11.0
Others	10,359	4.0	17,227	8.2
TOTAL	$263,444	100.0%	$209,519	100.0%

Approximately 96.0% of the Company’s revenue for the year ended June 30, 2011 was generated from the three largest engagements.

Approximately 91.8% of the Company’s revenue for the year ended June 30, 2010 was generated from the three largest engagements of which the two largest were different in 2010 versus 2011.

Note: The customers in 2011 are not recurring from 2010 (i.e. Customer 1 in 2011 is different to Customer 1 in 2010).